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               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I
               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-II


       SUPPLEMENT DATED OCTOBER 24, 1997 TO PROSPECTUS DATED MAY 1, 1997
                                      for
          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES


This Supplement describes the availability of a guaranteed minimum death benefit ("GMDB") rider and a more favorable current interest rate on your Policy's loaned value. This Supplement provides information that a prospective investor should know before investing. Please read it carefully and retain it for future reference. This Supplement is not valid unless accompanied by the current prospectus for the Policies ("Policy Prospectus"). Defined terms used but not defined in this Supplement have the same meanings as in the Policy Prospectus. The Policy Prospectus should be read in light of the following additional information:

1. The following sentence is added to page 10 of the Policy Prospectus at the end of "Question 8. How long will the Policy remain in force?" and "Question 9. Is the level of the Death Benefit guaranteed?"

         Additional provisions apply to Policies with a Guaranteed Minimum Death Benefit rider. For details see ADDITIONAL PROVISIONS OF THE POLICY - Additional Benefits You Can Get By Rider - Guaranteed Minimum Death Benefit Rider at page ___.


2. The following sentence is added to page 35 of the Policy Prospectus at the end of the first paragraph of the Section titled "Interest on Loaned Value."

         Currently, the amount in the Fixed Account which is collateral for an outstanding loan is credited with interest at a rate no less than 2% less than the effective annual loan interest rate during the first 10 Policy Years and 0.5% less than the effective annual loan interest rate in subsequent Policy Years.


3. The following section is added to page 47 of the Policy Prospectus immediately following the first paragraph of the Section titled "Additional Benefits You Can Get By Rider."



================================================================================

Important Notice Regarding Availability: The GMDB rider is subject to state regulatory approvals and may not be available in all states. Please contact your registered representative to determine if the GMDB rider is available in your state. The enhanced interest rate on a Policy's loaned value is available in all states except New York.

================================================================================

                New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                               51 Madison Avenue
                            New York, New York 10010

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         GUARANTEED MINIMUM DEATH BENEFIT RIDER

         Prior to its expiry date, this rider guarantees that the Policy will never lapse because the Policy's Cash Surrender Value is not enough to cover the current monthly deduction charges defined in the Policy. Generally, this rider is available with expiry dates of the Policyowner's age 70, 80 and, except for Policies issued with a substandard underwriting class, 95. The Policyowner can choose any one of the expiry dates, but the coverage period for the rider must be at least 10 years.

         In exchange for the guarantee provided by this rider, the Policyowner is required to pay a certain amount of Premiums into the Policy. A monthly GMDB premium is calculated for the Policy and is shown on the Policy Data Page. This amount is expressed monthly, but Premiums do not have to actually be paid on a monthly basis. On each Monthly Deduction Day, a GMDB premium test is performed. The test must be satisfied or the rider may end. The GMDB premium test is satisfied as of a Monthly Deduction Day if the total Premiums paid to date under the Policy, less any Partial Withdrawal made, are at least equal to the cumulative sum of all monthly GMDB premiums from the date this rider is issued up to that Monthly Deduction Day. The monthly GMDB premium can change if certain changes are made to the Policy.

         If on a Monthly Deduction Day, the Policy does not satisfy the GMDB premium test and the amount by which the test is failed is more than one monthly GMDB premium, the Policyowner will be notified that the rider will end unless the amount necessary to pass the GMDB premium test is paid by the next Monthly Deduction Day. However, we will reinstate this rider if the required payment is received before the Monthly Deduction Day which follows the date the rider ended.

         In addition to the Premium requirement described above, Policyowners must pay a charge for the rider. The charge is $0.01 per $1000 of the sum of a Policy's base face amount plus any face amount provided by an Other Covered Insured rider. This charge will be deducted from the Policy's cash value on each Monthly Deduction Day.

         If a loan is taken during the first two Policy Years, this rider will end when the loan is taken. After the first two Policy Years, loans are permitted but are restricted. In general, the Cash Surrender Value minus the requested loan must exceed the total of the monthly GMDB premiums, accumulated at an annual effective interest rate of 6%, as of that date. If a Policyowner requests a loan which would cause the GMDB rider to end, we will delay processing the request until we receive the Policyowner's signed authorization to terminate the Rider. Once terminated, the rider cannot be reinstated.

         This rider will also end if the rider reaches its expiry date (age 70, 80 or 95, as selected by the Policyowner) or if the Policy ends or is surrendered.

         The GMDB rider also covers the monthly deduction charges due for any other riders which may be included in the Policy. However, if monthly deduction charges are being waived under another rider attached to the Policy, the GMDB rider is placed on an inactive status and no benefit under the GMDB rider is in effect. While the rider is on an inactive status, no charge for the rider is payable and no GMDB premium testing will be performed. However, once monthly deductions for this Policy are no longer being waived, the GMDB rider will automatically be restored. Beginning on the next Monthly Deduction Day, the charge for this rider will be deducted and the GMDB premium test must again be satisfied.




             Issued by:  New York Life Insurance and Annuity Corporation
               Distributed by:  NYLIFE Distributors Inc. (Member NASD)